Exhibit 99.1

Export-Import Bank of the United States Issues Letter of Interest to NioCorp for Potential Debt Financing of up to $800 Million for NioCorp's Elk Creek
Critical Minerals Project

CENTENNIAL, Colo. – March 6, 2023 – NioCorp Developments Ltd. ("NioCorp" or the "Company") (TSX:NB) (OTCQX:NIOBF) is pleased to announce the receipt of a Letter of Interest from the Export-Import Bank of the United States ("EXIM") for potential debt financing of up to $800 million through EXIM's "Make More In America” initiative to fund the project costs of NioCorp's proposed Elk Creek Critical Minerals Project.

EXIM's communication to NioCorp states: "We are pleased to extend this Letter of Interest in support of the proposed capital funding plan by Elk Creek Resources Corp. for the Elk Creek Project. Based on the preliminary information submitted on expected exports and jobs supported, EXIM may be able to consider potential financing of up to $800,000,000.00 of the project's costs under EXIM's Make More In America initiative." Elk Creek Resources Corp. is a Nebraska corporation wholly owned by NioCorp.

A project finance letter of interest from EXIM represents only a preliminary step in the formal EXIM application process, and the Letter of Interest states that the communication "does not represent a financing commitment" and "is not an explicit indication of the financial or commercial viability of a transaction."

NioCorp expects to submit an application to EXIM to begin the first phase of the underwriting process (“Phase I”) as soon as possible. As stated in the Letter of Interest, "Upon receipt of NioCorp's application for financing, EXIM will conduct all requisite due diligence necessary to determine if a Final Commitment may be issued for this transaction.” The process from submission of a Phase I application to a final commitment of financing by EXIM, if any, is expected to take approximately six to nine months and is subject to a number of risks and uncertainties. See “About NioCorp’s Application Process” and “Forward-Looking Statements Disclaimers” below for additional information. As explained in the Letter of Interest, “Any final commitment will be dependent on meeting EXIM's underwriting criteria, authorization process, and finalization and satisfaction of terms and conditions. All Final Commitments must be in compliance with EXIM policies as well as program, legal, and eligibility requirements."

"We are very pleased with this Letter of Interest from the Export-Import Bank of the United States for NioCorp's Elk Creek Critical Minerals Project, and with the fact that we may qualify for as much as $800 million in debt financing from EXIM," said Mark A. Smith, Chairman and CEO of NioCorp. "We look forward to finalizing and submitting a formal loan application to EXIM and working closely with them through this process."

The debt financing is subject to the satisfactory completion of due diligence, the negotiation and settlement of final terms, and the negotiation of definitive documentation. There can be no assurance that the debt financing will be completed on the terms as described above or at all.

As noted on EXIM’s website, in February 2021, President Biden signed Executive Order 14017 directing an all-of-government approach to assessing vulnerabilities in – and strengthening the resilience of – the United States’ critical supply chains. From that Executive Order, the White House released findings from its comprehensive 100-day supply chain assessments for four critical products: semiconductor manufacturing and advanced packaging; large capacity batteries, like those for electric vehicles; critical minerals and materials; and pharmaceuticals and active pharmaceutical ingredients.

More information on EXIM's Make More In America initiative can be seen here: https://www.exim.gov/about/special-initiatives/make-more-in-america-initiative

The information on or accessible from any social media postings or sites, or EXIM’s website, is not, and will not be deemed to be, incorporated by reference into this press release or any filings with the SEC.

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@NioCorp $NB $NIOBF #ElkCreek #Niobium #Scandium #ElkCreek #Nebraska #EXIM #GXII

For More Information

Contact Jim Sims, VP of External Affairs, NioCorp Developments Ltd., 720-639-4650, jim.sims@niocorp.com

About NioCorp

NioCorp is developing a superalloy materials project in Southeast Nebraska that will produce Niobium, Scandium, and Titanium. Niobium is used to produce superalloys as well as High Strength, Low Alloy ("HSLA") steel, which is a lighter, stronger steel used in automotive, structural, and pipeline applications. Scandium is a superalloy material that can be combined with Aluminum to make alloys with increased strength and improved corrosion resistance. Scandium is also a critical component of advanced solid oxide fuel cells. Titanium is used in various superalloys and is a key component of pigments used in paper, paint and plastics and is also used for aerospace applications, armor and medical implants.

About NioCorp’s Application Process

EXIM’s “Make More in America” initiative allows companies to apply to EXIM for a project finance letter of interest, which letter indicates EXIM’s willingness to consider a financing application for a given transaction. In February 2023, NioCorp applied to EXIM for a project finance letter of interest and, following a preliminary review of the Elk Creek Project to determine whether it met the basic criteria for a potential debt financing by EXIM, EXIM issued the Letter of Interest. NioCorp expects to submit a Final Commitment Application to EXIM to begin Phase I of the underwriting process as soon as possible. The application will require detailed information and analysis from NioCorp regarding the Elk Creek Project, the Feasibility Study prepared by independent qualified persons for the purposes of estimating mineral resources and reserves at the Elk Creek Project, supply and offtake agreements, project costs, annual financial statements, financial model and assumptions, market information, principal risks and benefits, and insurance coverage. Phase I of the underwriting process would involve due diligence by EXIM and their advisors and the payment of certain fees and expenses by NioCorp. If the Phase I evaluation process is satisfactorily completed, EXIM will issue a preliminary project letter, indicating whether or not EXIM is prepared to move forward on a financing offer, as well as the general terms and conditions of such offer, based on the information available at the time of application. After the issuance of a preliminary project letter indicating that EXIM is prepared to move forward on a financing offer, NioCorp and EXIM would commence a second phase (“Phase II”) of due diligence, involving additional fees payable by NioCorp, before EXIM determines if it will provide a final commitment of financing. The process from submission of a Phase I application to a final commitment of financing by EXIM, if any, is expected to take six to nine months. Even if NioCorp ultimately receives a final commitment from EXIM for up to $800 million of project financing, NioCorp would still require additional financing to fund the estimated capital costs expected to be required to complete development of the Elk Creek Project and advance it to the production stage.

Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed business combination between NioCorp and GX Acquisition Corp. II ("GXII") pursuant to the Business Combination Agreement, dated September 25, 2022 (the "Business Combination Agreement"), among NioCorp, GXII and Big Red Merger Sub Ltd. (the transactions contemplated by the Business Combination Agreement, collectively, the "Transaction"), NioCorp has filed a registration statement on Form S-4 (the “registration statement”) with the U.S. Securities and Exchange Commission (“SEC”), which includes a document that serves as a prospectus and proxy circular of NioCorp and a proxy statement of GXII, referred to as a “joint proxy statement/prospectus.” The definitive joint proxy statement/prospectus has been filed with the SEC as part of the registration statement and, in the case of NioCorp, with the applicable Canadian securities regulatory authorities, and will be sent to all NioCorp shareholders and GXII stockholders as of the applicable record date. Each of NioCorp and GXII may also file other relevant documents regarding the proposed Transaction with the SEC and, in the case of NioCorp, with the applicable Canadian securities regulatory authorities. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF NIOCORP AND GXII

ARE URGED TO READ THE REGISTRATION STATEMENT, THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC AND, IN THE CASE OF NIOCORP, WITH THE APPLICABLE CANADIAN SECURITIES REGULATORY AUTHORITIES IN CONNECTION WITH THE PROPOSED TRANSACTION, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the registration statement and the definitive joint proxy statement/prospectus and all other relevant documents that are filed or that will be filed with the SEC by NioCorp or GXII through the website maintained by the SEC at www.sec.gov. Investors and security holders will be able to obtain free copies of the definitive joint proxy statement/prospectus and all other relevant documents that are filed or that will be filed with the applicable Canadian securities regulatory authorities by NioCorp through the website maintained by the Canadian Securities Administrators at www.sedar.com. The documents filed by NioCorp and GXII with the SEC and, in the case of NioCorp, with the applicable Canadian securities regulatory authorities also may be obtained by contacting NioCorp at 7000 South Yosemite, Suite 115, Centennial CO 80112, or by calling (720) 639-4650; or GXII at 1325 Avenue of the Americas, 28th Floor, New York, NY 10019, or by calling (212) 616-3700.

No Offer or Solicitation

This press release and the information contained herein do not constitute (i) an offer to sell or the solicitation of an offer to buy any security, commodity or instrument or related derivative, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction or (ii) an offer or commitment to lend, syndicate or arrange a financing, underwrite or purchase or act as an agent or advisor or in any other capacity with respect to any transaction, or commit capital, or to participate in any trading strategies. No offer of securities in the United States or to or for the account or benefit of U.S. persons (as defined in Regulation S under the U.S. Securities Act) shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”), or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act. In Canada, no offering of securities shall be made except by means of a prospectus in accordance with the requirements of applicable Canadian securities laws or an exemption therefrom. This press release is not, and under no circumstances is it to be construed as, a prospectus, offering memorandum, an advertisement or a public offering in any province or territory of Canada. In Canada, no prospectus has been filed with any securities commission or similar regulatory authority in respect of any of the securities referred to herein.

Forward-Looking Statements Disclaimers

This press release contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 and forward-looking information within the meaning of applicable Canadian securities laws. Forward-looking statements may include, but are not limited to, statements regarding NioCorp's plans to submit a Phase I debt financing application to EXIM; the prospects for successfully securing financing from EXIM on acceptable terms, or at all; the expected timing of, and benefits to the Elk Creek Critical Minerals Project of, securing such financing from EXIM; the parties’ ability to close the proposed Transaction, including NioCorp and GXII being able to receive all required regulatory, third-party and shareholder approvals for the proposed Transaction; the financial and business performance of NioCorp; NioCorp’s anticipated results and developments in the operations of NioCorp in future periods; the adequacy of NioCorp’s financial resources; NioCorp’s ability to secure sufficient project financing to complete construction and commence operation of the Elk Creek Project; and the creation of full time and contract construction jobs over the construction period of the Elk Creek Project. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements are based on the current expectations of the management of NioCorp and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. Forward-looking statements reflect material expectations and assumptions, including, without limitation, expectations, and assumptions relating to the Company’s ability to successfully complete EXIM’s Phase I application process and secure project financing on acceptable terms, or at all; the expected timing of, and benefits to the Elk Creek Critical Minerals Project of, securing such financing from EXIM; the future price of metals; the stability of the financial and capital markets; NioCorp and GXII being able to receive all required regulatory, third-party and shareholder approvals for the proposed Transaction; the amount of redemptions by GXII public shareholders; the consummation of the convertible debenture transaction and the stand-by equity purchase facility contemplated by the definitive agreements with YA II PN, Ltd., an investment fund managed by Yorkville Advisors Global, LP (together with YA II PN, Ltd., “Yorkville”); and other current estimates and assumptions regarding the proposed Transaction and its benefits. Such expectations and assumptions are inherently subject to uncertainties and contingencies regarding future events and, as such, are subject to change. Forward-looking statements involve a number of risks, uncertainties or other factors that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those discussed and identified in public filings made by NioCorp with the SEC and with the applicable Canadian securities regulatory authorities and the following: NioCorp’s ability to submit a complete application to begin the Phase I evaluation process; NioCorp’s ability to pay the necessary fees in connection with EXIM’s underwriting process, including the expenses of EXIM’s or any other lenders’ legal and other advisors and NioCorp’s own advisors; the completion of the Phase I due diligence process and the receipt of a preliminary project letter indicating that EXIM is prepared to undertake Phase II due diligence; the completion of the Phase II due diligence process; the possibility that, even if NioCorp completes the application process, it does not receive a final commitment of financing from EXIM on the anticipated timeline, on acceptable terms, or at all; the amount of any redemptions by existing holders of GXII Class A Shares being greater than expected, which may reduce the cash in trust available to NioCorp upon the consummation of the Transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement and/or payment of the termination fees; the outcome of any legal proceedings that may be instituted against NioCorp or GXII following announcement of the Business Combination Agreement and the Transaction; the inability to complete the proposed Transaction due to, among other things, the failure to obtain NioCorp shareholder approval or GXII shareholder approval or the consummation of the convertible debenture transaction and the stand-by equity purchase facility contemplated by the definitive agreements with Yorkville; the inability to complete the convertible debenture transaction and the stand-by equity purchase facility contemplated by the definitive agreements with Yorkville due to, among other things, the failure to obtain shareholder approval or regulatory approval; the risk that the announcement and consummation of the proposed Transaction disrupts NioCorp’s current plans; the ability to recognize the anticipated benefits of the proposed Transaction; unexpected costs related to the proposed Transaction; the risks that the consummation of the proposed Transaction is substantially delayed or does not occur, including prior to the date on which GXII is required to liquidate under the terms of its charter documents; NioCorp's ability to operate as a going concern; NioCorp's requirement of significant additional capital; NioCorp's limited operating history; NioCorp's history of losses; cost increases for NioCorp's exploration and, if warranted, development projects; a disruption in, or failure of, NioCorp's information technology systems, including those related to cybersecurity; equipment and supply shortages; current and future off take agreements, joint ventures, and partnerships; NioCorp's ability to attract qualified management; the effects of the COVID-19 pandemic or other global health crises on NioCorp's business plans, financial condition and liquidity; estimates of mineral resources and reserves; mineral exploration and production activities; feasibility study results; changes in demand for and price of commodities (such as fuel and electricity) and currencies; changes or disruptions in the securities markets; legislative, political or economic developments; the need to obtain permits and comply with laws and regulations and other regulatory requirements; the possibility that actual results of work may differ from projections/expectations or may not realize the perceived potential of NioCorp's projects; risks of accidents, equipment breakdowns, and labor disputes or other unanticipated difficulties or interruptions; the possibility of cost overruns or unanticipated expenses in development programs; operating or technical difficulties in connection with exploration, mining, or development activities; the speculative nature of mineral exploration and development, including the risks of diminishing quantities of grades of reserves and resources; claims on the title to NioCorp's properties; potential future litigation; and NioCorp's lack of insurance covering all of NioCorp's operations.

Should one or more of these risks or uncertainties materialize or should any of the assumptions made by the management of NioCorp prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.

All subsequent written and oral forward-looking statements concerning the proposed Transaction or other matters addressed herein and attributable to NioCorp or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to herein. Except to the extent required by applicable law or regulation, NioCorp undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof to reflect the occurrence of unanticipated events.